Exhibit 99.1

TELA Bio Announces Pricing of Public Offering of Common Stock

June 25, 2020

MALVERN, Pa., June 25, 2020 (GLOBE NEWSWIRE) -- TELA Bio, Inc. (“TELA”), a commercial-stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction, today announced the pricing of its underwritten public offering of 3,000,000 shares of its common stock at a public offering price of $16.00 per share for gross proceeds of $48.0 million, before underwriting discounts and commissions. In addition, TELA has granted the underwriters a 30-day option to purchase up to 450,000 additional shares of common stock in the offering. All shares of common stock are being offered by TELA. The offering is expected to close on June 30, 2020, subject to the satisfaction of customary closing conditions.

Jefferies LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Canaccord Genuity LLC is acting as lead manager and JMP Securities LLC is acting as co-manager.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) and was declared effective on June 25, 2020.  This offering is being made only by means of a prospectus.  When available, a copy of the final prospectus relating to the offering may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the final prospectus, when available, may be obtained from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at 1-877-547-6340 or by email at Prospectus_Department@Jefferies.com, and from Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by email at prospectus@psc.com or by phone: 1-800-747-3924.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state or jurisdiction.

About TELA Bio, Inc.

TELA Bio, Inc. is a commercial-stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction. TELA’s products are designed to improve on shortcomings of existing biologics and minimize long-term exposure to permanent synthetic material. TELA's portfolio is supported by quality, data-driven science and extensive pre-clinical research that has consistently demonstrated advantages over other commercially available products.

Caution Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as "may,” "might,” "will,” "should,” "believe,” "expect,” "anticipate,” "estimate,” "continue,” "predict,” "forecast,” "project,” "plan,” "intend" or similar expressions, or statements regarding intent, belief, or current expectations are forward-looking statements and reflect the current beliefs of TELA's management. These forward-looking statements include, without limitation, references to TELA's expectations regarding the completion of the proposed public offering. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the public offering, and other risks and uncertainties related to the proposed public offering, as well as the risks and uncertainties set forth in the "Risk Factors" section and elsewhere in the preliminary prospectus related to the public offering filed with the Securities and Exchange Commission and in our other filings with the Securities and Exchange Commission and available at www.sec.gov, including in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements that we make in this announcement speak only as of the date of this press release, and TELA assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

TELA Bio Contact

Stuart Henderson

Vice President, Corporate Development and Investor Relations
TELA Bio, Inc.
484-320-2930

Investor Contact

Greg Chodaczek

347-620-7010
ir@telabio.com